UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2010

EDGEWATER TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-20971	71-0788538
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

20 Harvard Mill Square

Wakefield, Massachusetts 01880

Registrant’s telephone number, including area code: (781) 246-3343

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02.	NONRELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

On July 12, 2010, Edgewater Technology, Inc. (the “Company”) issued a press release reporting embezzlement at one of its wholly-owned subsidiaries, Fullscope, Inc. (“Fullscope”). A copy of the press release issued by the Company concerning the foregoing is furnished herewith as Exhibit 99.1 (the “Press Release”) and is incorporated herein by reference in its entirety.

The Company acquired Fullscope on December 31, 2009. In connection with the integration of Fullscope’s back office and accounting functions, the Company discovered certain irregular, non-routine transactions recorded during the first five months of 2010 through which an administrative office employee attempted to hide the misdirection of customer payments.

We are currently in the process of performing a forensic investigation of Fullscope’s records in order to quantify and determine the extent of the embezzlement and its impact upon the Company’s and Fullscope’s historical financial statements. Our preliminary review of the initial forensic accounting procedures performed on the books and records of Fullscope, indicates that the embezzlement activity did not have a material impact upon the Company’s previously issued interim financial statements included in our Quarterly Report on Form 10-Q for the three-month period ended March 31, 2010.

However, during our initial review, we have identified embezzlement activity that we believe impacts Fullscope’s previously issued pre-acquisition audited financial statements for the periods ended December 31, 2008 and 2007 (“Fullscope’s Financial Statements”), which financial statements were filed as exhibits to the Company’s Current Report on Form 8-K/A, dated March 19, 2010 (the “Form 8-K/A Filing”) related to the Fullscope acquisition.

We are currently evaluating whether the impact of the embezzlement activity on Fullscope’s Financial Statements is material. Until such time as we can properly quantify and evaluate the impact upon Fullscope’s Financial Statements, the Company is advising investors, and other users, that Fullscope’s Financial Statements, filed as exhibits to the Company’s Form 8-K/A Filing, should no longer be relied upon.

The Audit Committee of the Board of Directors and management have discussed the embezzlement and the preliminary results of the forensic investigation with our independent accountants. The Company has also notified Fullscope’s auditors of the embezzlement.

Certain statements included in Item 4.02 of this Current Report on Form 8-K, which are not historical facts, are forward-looking statements. Such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and speak only as of the date of this Current Report. These forward-looking statements represent our expectations or beliefs and involve certain risks and uncertainties, including those described in our public filings with the SEC.

The forward-looking statements by their nature involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Edgewater Technology, Inc. Press Release dated July 12, 2010.

SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 16, 2010

EDGEWATER TECHNOLOGY, INC.

By:	/s/ Timothy R. Oakes
Name:	Timothy R. Oakes
Title:	Chief Financial Officer
(Principal Financial and Accounting Officer)